================================================================================



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 26, 2002
                                                        ------------------

                         FIRST WASHINGTON FINANCIALCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         New Jersey                     000-32949                52-2150671
----------------------------           -----------           -------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


         US Route 130 & Main Street
         Windsor, New Jersey                                    08561
         ----------------------------------------            ----------
         (Address of principal executive offices)            (Zip Code)



        Registrant's telephone number, including area code (609) 426-1000
                                                           --------------


================================================================================

Item 5.  Other events.
         ------------

         The Registrant issued a press release on September 26, 2002 announcing that the Registrant had declared a 10% stock dividend payable on October 25, 2002 to stockholders of record as of October 10, 2002.

Item 7.  Exhibits.
         --------

         The following exhibits are filed with this Current Report on Form 8-K.

         Exhibit No.             Description
         -----------             -----------

            99 Press release dated September 26, 2002 announcing declaration of a 10% stock dividend payable on October 25, 2002 to stockholders of record on October 10, 2002.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, First Washington FinancialCorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FIRST WASHINGTON FINANCIALCORP.
                                       -------------------------------
                                       (Registrant)


Dated: September 27, 2002              By: /s/ C. HERBERT SCHNEIDER
                                           -------------------------
                                           C. HERBERT SCHNEIDER
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Exhibit No.     Description                                             Page No.
-----------     -----------                                             --------

99              Press release dated September 26, 2002 announcing          5
                declaration of a 10% stock dividend payable on October 25, 2002 to stockholders of record on October 10, 2002.